Table of Contents
      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Distributions to Shareholders                                  7
         Independent Auditors' Report                                   8
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             16
         Statement of Assets and Liabilities                           17
         Statement of Operations                                       18
         Statements of Changes in Net Assets                           19
         Notes to Financial Statements                                 20





Important Information
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.



USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 USAA First Start Growth           Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500(Registered Trademark)
   Index(2)                        Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA
 APPEARS HERE]


Those of you who were shareholders of the USAA Growth Fund last year received a letter from me dated January 13, 1998, that discussed the problems the Fund had in late 1997 and the steps we had taken to address them. In that letter I promised to follow up with you, and I am taking this opportunity to do that.

 "The record of the Growth Fund through seven months of 1998 is greatly improved from that of late 1997."

We retained our basic strategy of choosing stocks that are out-of-favor and undervalued, but we allowed the manager to invest a portion of the Fund in growth companies which do not meet those criteria. From December 31, 1997 to July 31, 1998, the Fund's return was 15.17%(1) which compared favorably with the 12.55% return of the average growth funds reported by Lipper Analytical Services, Inc.(2) More importantly, the Fund performed more closely to the market through periods of tumult than it did last year. We shall continue to monitor it closely.

Since this message was originally written, the stock market has gone through some of its most tumultuous days ever during the last week of August. These are the kind of events that have caused me to say many times that I've met few people who can stand to be 100% in stocks. Indeed, a portion of your portfolio now in money markets or bonds may be a source of comfort in the near future. Our family of funds offers great opportunities. We invite you to speak with one of our representatives about them.


Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


(1) The Fund's 1-, 5- and 10-year total returns of -4.91%, 14.96% and 14.23% for the periods ended July 31, 1998, compared to the returns of Lipper's average growth fund of 13.15%, 18.42% and 16.02% for the same periods.

(2) Lipper Analytical Services, Inc. is an independent organization that monitors the performance of mutual funds.

Past performance is no guarantee of future results.

An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.





Investment Review

USAA GROWTH FUND

OBJECTIVE: Long-term growth of capital with secondary objectives of regular income and conservation of principal.

TYPES OF INVESTMENTS: Primarily common stocks.


--------------------------------------------------------------------------------
                                            7/31/97                7/31/98
================================================================================
  Net Assets                           $1,650.3 Million     $1,403.6 Million
  Net Asset Value Per Share                 $23.66               $20.04
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/98
================================================================================
            1 Year                  5 Years               10 Years
            -4.91%                  14.96%                 14.23%
--------------------------------------------------------------------------------


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth Fund, the S&P 500 Index, and the Lipper Growth Funds Average for the period of 07/31/88 through 07/31/98. The data points from the graph are as follows:


                 USAA                              Lipper Growth
              Growth Fund        S&P 500 Index     Funds Average
              -----------       --------------     -------------

07/88            $10,000           $10,000          $10,000
12/88             10,249            10,383           10,237
06/89             11,675            12,098           11,903
12/89             13,051            13,667           13,058
06/90             13,421            14,088           13,751
12/90             13,044            13,242           12,530
06/91             14,268            15,126           14,639
12/91             16,672            17,267           17,305
06/92             16,327            17,151           16,603
12/92             18,332            18,581           18,686
06/93             19,075            19,485           19,436
12/93             19,697            20,450           20,897
06/94             19,029            19,758           19,718
12/94             20,356            20,719           20,502
06/95             24,042            24,901           24,299
12/95             26,882            28,495           27,086
06/96             29,360            31,370           29,639
12/96             31,667            35,033           32,360
06/97             35,701            42,249           37,280
12/97             32,835            46,717           40,743
06/98             38,534            54,996           46,715
07/98             37,817            54,415           45,707


Data from 7/31/88 through 7/31/98

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund to the S&P 500 Index and the Lipper Growth Funds Average, an average performance level of all growth funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.




Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER, DAVID G. PARSONS, CFA, APPEARS HERE]


STRATEGY
We remain committed to purchasing growth stocks which are out-of-favor and undervalued at time of purchase. However, at times it may be very difficult to find a sufficiently varied group of such stocks. On those occasions, we will invest a portion of the Fund's assets in dominant large capitalization growth companies. This approach has allowed us to construct a broadly diversified universe of growth stocks.

PERFORMANCE
For the 12-month period ending July 31, 1998, the return was -4.91%. This performance was due to the precipitous decline in the last three months of 1997. Yet for the first seven months of 1998, the Fund's return was far better. Over this period, the Growth Fund was 15.17%(1) versus 16.48% for the S&P 500 Index.(2) The Fund's volatility in relation to the S&P 500 Index has also been significantly reduced as a result of the investment approach noted above.

(1) The USAA Growth Fund's total returns for the 1-, 5- and 10-year periods ended July 31, 1998, were -4.91%, 14.96% and 14.23%, respectively, as compared to the 19.31%, 22.90% and 18.46% returns of the S&P 500 for the same periods.
(2)  Past performance is no guarantee of future results.




----------------------------------------
        TOP 10 EQUITY HOLDINGS
           (% OF NET ASSETS)
----------------------------------------


  Cadbury Schweppes plc ADR      6.8
  Pharmacia & Upjohn             5.3
  General Electric               2.7
  Amgen                          2.6
  Ascend Communications          2.2
  Boston Scientific              2.2
  Merck & Co.                    2.2
  United States Surgical         2.1
  Pacificare Health Systems      1.9
  Wal-Mart Stores                1.9
-----------------------------------------



-----------------------------------------
           TOP 10 INDUSTRIES
           (% OF NET ASSETS)
-----------------------------------------

  Drugs                           9.8
  Beverages - Nonalcoholic        7.9
  Medical Products & Supplies     6.8
  Banks - Money Center            4.3
  Computer - Networking           4.3
  Healthcare - Diversified        4.2
  Biotechnology                   3.6
  Computer Software & Service     3.6
  Computer - Hardware             3.2
  Electronics - Semiconductors    3.1
-----------------------------------------

See page 9 for a complete listing of the Portfolio of Investments.



Distributions to Shareholders


The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1998. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1999.



                Ordinary income                   $  .5329*
                Long-term capital gains - 20%       1.2018
                Long-term capital gains - 28%        .5834
                                                  --------
                   Total                          $ 2.3181
                                                  ========


100% of ordinary income distributions qualify for deduction by corporations.

* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.




Independent Auditors' Report


The Shareholders and Board of Directors

USAA GROWTH FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Growth Fund, a portfolio of USAA Mutual Fund, Inc., as of July 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 7 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth Fund as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.


                                         KPMG Peat Marwick LLP


San Antonio, Texas
September 4, 1998




USAA GROWTH FUND
PORTFOLIO OF INVESTMENTS


July 31, 1998


                                                                        Market
    Number                                                               Value
  of Shares                          Security                            (000)
--------------------------------------------------------------------------------

                              COMMON STOCKS (99.8%)
              Advertising/Marketing (0.1%)
     41,000   Nielsen Media Research, Inc.                            $     169
-------------------------------------------------------------------------------

              Aerospace/Defense (0.8%)
    289,100   Boeing Co.                                                 11,220
-------------------------------------------------------------------------------

              Agricultural Products (0.1%)
     60,000   Pioneer Hi-Bred International, Inc.                         1,898
-------------------------------------------------------------------------------

              Air Freight (0.4%)
     97,080   FDX Corp. *                                                 5,892
-------------------------------------------------------------------------------

              Airlines (0.9%)
    400,000   Southwest Airlines Co.                                     13,175
-------------------------------------------------------------------------------

              Banks - Major Regional (2.9%)
    151,910   Banc One Corp.                                              7,852
     74,000   Fleet Financial Group, Inc.                                 6,359
    129,000   National City Corp.                                         8,627
    172,300   Norwest Corp.                                               6,192
     86,000   PNC Bank Corp.                                              4,638
     19,700   Wells Fargo & Co.                                           7,011
-------------------------------------------------------------------------------
                                                                         40,679
-------------------------------------------------------------------------------

              Banks - Money Center (4.3%)
    166,200   BankAmerica Corp.                                          14,916
     33,000   Bankers Trust Corp.                                         3,698
    101,300   Citicorp                                                   17,221
    167,000   First Union Corp.                                          10,062
    185,800   NationsBank Corp.                                          14,818
-------------------------------------------------------------------------------
                                                                         60,715
-------------------------------------------------------------------------------

              Beverages - Alcoholic (1.1%)
    293,400   Anheuser-Busch Companies, Inc.                             15,165
-------------------------------------------------------------------------------

              Beverages - Nonalcoholic (7.9%)
  1,721,704   Cadbury Schweppes plc ADR                                  95,447
    400,000   PepsiCo, Inc.                                              15,525
-------------------------------------------------------------------------------
                                                                        110,972
-------------------------------------------------------------------------------

              Biotechnology (3.6%)
    500,000   Amgen, Inc. *                                              36,718
    126,000   Biogen, Inc. *                                              7,009
    100,000   Centocor, Inc. *                                            3,525
    100,000   Genzyme Corp. *                                             3,147
-------------------------------------------------------------------------------
                                                                         50,399
-------------------------------------------------------------------------------

              Broadcasting - Radio & TV (0.9%)
    318,800   CBS Corp.                                                  10,820
     32,200   Clear Channel Communications, Inc. *                        1,809
-------------------------------------------------------------------------------
                                                                         12,629
-------------------------------------------------------------------------------

              Communication Equipment (1.2%)
    280,000   Northern Telecom Ltd.                                      16,450
     50,000   Pairgain Technologies, Inc. *                                 675
-------------------------------------------------------------------------------
                                                                         17,125
-------------------------------------------------------------------------------

              Computer - Hardware (3.2%)
    500,000   Compaq Computer Corp.                                      16,437
    190,000   IBM Corp.                                                  25,175
    242,300   Micron Electronics, Inc. *                                  3,362
-------------------------------------------------------------------------------
                                                                         44,974
-------------------------------------------------------------------------------

              Computer - Networking (4.3%)
    300,000   3Com Corp. *                                                7,425
    700,000   Ascend Communications, Inc. *                              31,128
    250,000   Cabletron Systems, Inc. *                                   2,891
    200,000   Cisco Systems, Inc. *                                      19,150
-------------------------------------------------------------------------------
                                                                         60,594
-------------------------------------------------------------------------------

              Computer - Peripherals (0.7%)
    250,000   Quantum Corp. *                                             4,375
    250,000   Seagate Technology, Inc. *                                  5,687
    100,000   Western Digital Corp. *                                     1,113
-------------------------------------------------------------------------------
                                                                         11,175
-------------------------------------------------------------------------------

              Computer Software & Service (3.6%)
    200,000   Intuit, Inc. *                                              9,950
    175,000   Microsoft Corp. *                                          19,239
    400,000  Oracle Corp. *                                              10,600
    300,000   Synopsys, Inc. *                                           11,400
-------------------------------------------------------------------------------
                                                                         51,189
-------------------------------------------------------------------------------

              Distributions - Food/Health (0.2%)
     27,700   Cardinal Health, Inc.                                       2,661
-------------------------------------------------------------------------------


              Drugs (9.8%)
    100,000   Eli Lilly & Co.                                             6,725
    600,000   Ivax Corp. *                                                5,362
    250,000   Merck & Co., Inc.                                          30,828
    350,000   Mylan Laboratories, Inc.                                    9,516
    100,000   Pfizer, Inc.                                               11,000
  1,563,000   Pharmacia & Upjohn, Inc.                                   74,047
-------------------------------------------------------------------------------
                                                                        137,478
-------------------------------------------------------------------------------

              Electrical Equipment (2.7%)
    420,200   General Electric Co.                                       37,529
-------------------------------------------------------------------------------

              Electronics - Semiconductors (3.1%)
    100,000   Advanced Micro Devices, Inc. *                              1,725
    285,000   Intel Corp.                                                24,065
    217,900   Micron Technology, Inc. *                                   7,272
    180,000   Texas Instruments, Inc.                                    10,676
-------------------------------------------------------------------------------
                                                                         43,738
-------------------------------------------------------------------------------

              Entertainment (1.0%)
     66,300   Time Warner, Inc.                                           5,971
    233,400   Walt Disney Co.                                             8,038
-------------------------------------------------------------------------------
                                                                         14,009
-------------------------------------------------------------------------------

              Equipment - Semiconductors (2.0%)
    235,000   Applied Materials, Inc. *                                   7,872
    102,400   Cymer, Inc. *                                               1,638
    100,000   KLA-Tencor Corp. *                                          2,988
    202,400   Lam Research Corp. *                                        3,631
    200,000   Novellus Systems, Inc. *                                    7,850
    150,000   Teradyne, Inc. *                                            3,441
-------------------------------------------------------------------------------
                                                                         27,420
-------------------------------------------------------------------------------

              Finance - Consumer (0.4%)
     38,700   Associates First Capital Corp. "A"                          3,006
     67,400   MBNA Corp.                                                  2,258
-------------------------------------------------------------------------------
                                                                          5,264
-------------------------------------------------------------------------------

              Finance - Diversified (2.5%)
     86,900   American Express Co.                                        9,591
     46,300   American General Corp.                                      3,163
    192,300   Fannie Mae                                                 11,923
    112,400   Morgan Stanley, Dean Witter, Discover & Co.                 9,786
-------------------------------------------------------------------------------
                                                                         34,463
-------------------------------------------------------------------------------

              Foods (2.6%)
     85,000   Campbell Soup Co.                                           4,590
    200,000   ConAgra, Inc.                                               5,175
    170,000   General Mills, Inc.                                        10,529
    100,000   Kellogg Co.                                                 3,312
     92,300   Sara Lee Corp.                                              4,627
    124,000   Unilever N V                                                8,618
-------------------------------------------------------------------------------
                                                                         36,851
-------------------------------------------------------------------------------

              Gaming Companies (0.5%)
    280,000   International Game Technology                               6,860
-------------------------------------------------------------------------------

              Healthcare - Diversified (4.2%)
    120,000   Abbott Laboratories                                         4,988
    350,000   American Home Products Corp.                               18,025
    100,000   Bristol-Myers Squibb Co.                                   11,394
    125,000   Johnson & Johnson, Inc.                                     9,656
    200,000   Warner-Lambert Co.                                         15,112
-------------------------------------------------------------------------------
                                                                         59,175
-------------------------------------------------------------------------------

              Healthcare - HMOs (2.9%)
    392,900   Pacificare Health Systems, Inc. "A" *                      26,815
    238,000   United Healthcare Corp.                                    13,447
-------------------------------------------------------------------------------
                                                                         40,262
-------------------------------------------------------------------------------

              Healthcare - Specialized Services (0.5%)
     41,000   IMS Healthcare, Inc.                                        2,575
    500,000   PhyCor, Inc. *                                              4,563
-------------------------------------------------------------------------------
                                                                          7,138
-------------------------------------------------------------------------------

              Household Products (2.3%)
     33,600   Colgate-Palmolive Co.                                       3,106
    325,300   Kimberly-Clark Corp.                                       14,618
    179,600   Procter & Gamble Co.                                       14,256
-------------------------------------------------------------------------------
                                                                         31,980
-------------------------------------------------------------------------------

              Housewares (0.2%)
     42,000   Newell Co.                                                  2,163
-------------------------------------------------------------------------------

              Insurance Brokers (0.2%)
     46,350   Marsh & McLennan Cos., Inc.                                 2,830
-------------------------------------------------------------------------------

              Insurance - Life/Health (0.9%)
    191,700   Aetna, Inc.                                                13,287
-------------------------------------------------------------------------------


              Insurance - Multi-Line Companies (1.8%)
     99,200   American International Group, Inc.                         14,960
    146,800   Travelers Group, Inc.                                       9,836
-------------------------------------------------------------------------------
                                                                         24,796
-------------------------------------------------------------------------------

              Insurance - Property/Casualty (0.7%)
    181,200   Allstate Corp.                                              7,690
     14,900   Progressive Corp.                                           1,842
-------------------------------------------------------------------------------
                                                                          9,532
-------------------------------------------------------------------------------

              Investment Banks/Brokerage (0.4%)
     53,500   Merrill Lynch & Co., Inc.                                   5,216
-------------------------------------------------------------------------------

              Leisure Time (0.2%)
     55,000   Mattel, Inc.                                                2,114
-------------------------------------------------------------------------------

              Lodging/Hotel (0.1%)
     50,000   Marriott International, Inc. "A"                            1,625
-------------------------------------------------------------------------------

              Manufacturing - Diversified Industries (2.0%)
    356,200   Hillenbrand Industries, Inc.                               19,925
    100,000   Minnesota Mining & Manufacturing Co.                        7,487
-------------------------------------------------------------------------------
                                                                         27,412
-------------------------------------------------------------------------------

              Medical Products & Supplies (6.8%)
    472,000   Bausch & Lomb, Inc.                                        24,131
    400,000   Boston Scientific Corp. *                                  30,650
    363,800   St. Jude Medical, Inc. *                                   11,096
    650,000   United States Surgical Corp.                               29,941
-------------------------------------------------------------------------------
                                                                         95,818
-------------------------------------------------------------------------------

              Oil & Gas - Drilling/Equipment (0.6%)
     75,000   Halliburton Co.                                             2,724
    100,000   Input/Output, Inc. *                                        1,556
     75,000   Schlumberger Ltd.                                           4,542
-------------------------------------------------------------------------------
                                                                          8,822
-------------------------------------------------------------------------------

              Personal Care (0.5%)
    132,600   Gillette Co.                                                6,945
-------------------------------------------------------------------------------

              Photography - Imaging (1.0%)
    100,000   Eastman Kodak Co.                                           8,412
     53,000   Xerox Corp.                                                 5,595
-------------------------------------------------------------------------------
                                                                         14,007
-------------------------------------------------------------------------------


              Restaurants (0.4%)
    225,000   Brinker International, Inc. *                               4,388
    108,000   Taco Cabana, Inc. "A" *                                       621
-------------------------------------------------------------------------------
                                                                          5,009
-------------------------------------------------------------------------------

              Retail - Building Supplies (0.8%)
    251,400   Home Depot, Inc.                                           10,527
-------------------------------------------------------------------------------

              Retail - Drug (0.4%)
    140,900   Walgreen Co.                                                6,085
-------------------------------------------------------------------------------

              Retail - General Merchandising (2.2%)
     90,300   Dayton Hudson Corp.                                         4,318
    427,600   Wal-Mart Stores, Inc.                                      26,992
-------------------------------------------------------------------------------
                                                                         31,310
-------------------------------------------------------------------------------

              Retail - Specialty Apparel (0.3%)
     78,000   Gap, Inc.                                                   4,651
-------------------------------------------------------------------------------

              Savings & Loan Holding Co. (0.2%)
     70,350   Washington Mutual, Inc.                                     2,810
-------------------------------------------------------------------------------

              Services - Commercial & Consumer (0.7%)
    270,000   Cendant Corp. *                                             4,674
     40,500   Service Corp. International                                 1,534
    200,000   The Loewen Group, Inc.                                      4,138
-------------------------------------------------------------------------------
                                                                         10,346
-------------------------------------------------------------------------------

              Services - Data Processing (0.9%)
    450,000   First Data Corp.                                           13,022
-------------------------------------------------------------------------------

              Shoes (1.0%)
    300,000   Nike, Inc. "B"                                             13,350
-------------------------------------------------------------------------------

              Telecommunications - Cellular/Wireless (0.2%)
     53,100   Airtouch Communications, Inc. *                             3,123
-------------------------------------------------------------------------------

              Telecommunications - Long Distance (2.6%)
    340,000   AT&T Corp.                                                 20,613
    311,000   WorldCom, Inc. *                                           16,444
-------------------------------------------------------------------------------
                                                                         37,057
-------------------------------------------------------------------------------

              Telephones (2.2%)
    218,000   Bell Atlantic Corp.                                         9,892
    133,600   BellSouth Corp.                                             9,126
    304,900   SBC Communications Corp.                                   12,463
-------------------------------------------------------------------------------
                                                                         31,481
-------------------------------------------------------------------------------

              Tobacco (1.4%)
    436,700   Philip Morris Companies, Inc.                              19,133
-------------------------------------------------------------------------------

              Truckers (0.4%)
    125,000   CNF Transportation, Inc.                                    5,406
-------------------------------------------------------------------------------
              Total common stocks (cost: $1,209,702)                  1,400,675
-------------------------------------------------------------------------------


   Principal
    Amount
     (000)
  -----------
                                SHORT-TERM (0.2%)
              Commercial Paper
  $   3,350   General Electric Capital Corp., 5.66%, 8/03/98
                (cost: $3,349)                                            3,349
-------------------------------------------------------------------------------
                  Total investments (cost: $1,213,051)               $1,404,024
===============================================================================




USAA GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 1998


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 9.20% of net assets at July 31, 1998.

ADR - American Depositary Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
* Non-income producing.

See accompanying notes to financial statements.



USAA GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)
July 31, 1998


ASSETS
   Investments in securities, at market value (identified cost of $1,213,051)        $ 1,404,024
   Cash                                                                                      905
   Receivables:
      Capital shares sold                                                                    748
      Dividends and interest                                                               1,440
      Securities sold                                                                      7,493
                                                                                     -----------
         Total assets                                                                  1,414,610
                                                                                     -----------
LIABILITIES
   Securities purchased                                                                    7,409
   Capital shares redeemed                                                                 2,341
   USAA Investment Management Company                                                        933
   USAA Transfer Agency Company                                                              182
   Accounts payable and accrued expenses                                                     172
                                                                                     -----------
         Total liabilities                                                                11,037
                                                                                     -----------
            Net assets applicable to capital shares outstanding                      $ 1,403,573
                                                                                     ===========

REPRESENTED BY:
   Paid-in capital                                                                   $ 1,172,991
   Accumulated undistributed net investment income                                           636
   Accumulated net realized gain on investments                                           38,973
   Net unrealized appreciation of investments                                            190,973
                                                                                     -----------
            Net assets applicable to capital shares outstanding                      $ 1,403,573
                                                                                     ===========
   Capital shares outstanding                                                             70,035
                                                                                     ===========
   Authorized shares of $.01 par value                                                   150,000
                                                                                     ===========
   Net asset value, redemption price, and offering price per share                   $     20.04
                                                                                     ===========

See accompanying notes to financial statements.




USAA GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)
Year ended July 31, 1998


Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $366)              $   12,253
      Interest                                                            2,597
                                                                     ----------
         Total income                                                    14,850
                                                                     ----------
   Expenses:
      Management fees                                                    11,074
      Transfer agent's fees                                               2,386
      Custodian's fees                                                      194
      Postage                                                               307
      Shareholder reporting fees                                            137
      Directors' fees                                                         4
      Registration fees                                                      40
      Professional fees                                                      44
      Other                                                                  32
                                                                     ----------
         Total expenses                                                  14,218
                                                                     ----------
            Net investment income                                           632
                                                                     ----------
Net realized and unrealized gain (loss) on investments:
   Net realized gain                                                    118,346
   Change in net unrealized appreciation/depreciation                  (211,504)
                                                                     ----------
            Net realized and unrealized loss                            (93,158)
Decrease in net assets resulting from operations                     $  (92,526)
                                                                     ===========

See accompanying notes to financial statements.




USAA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Years ended July 31,



                                                                1998             1997
                                                             ----------------------------
From operations:
   Net investment income                                     $      632      $    17,204
   Net realized gain on investments                             118,346          103,175
   Change in net unrealized appreciation/depreciation
      of investments                                            (211,504)        372,704
                                                             ---------------------------
      Increase (decrease) in net assets resulting
         from operations                                         (92,526)        493,083
Distributions to shareholders from:
   Net investment income                                          (6,280)        (21,644)
                                                             ---------------------------
   Net realized gains                                           (159,478)       (190,388)
                                                             ---------------------------
From capital share transactions:
   Proceeds from shares sold                                     203,201         195,615
   Shares issued for dividends reinvested                        163,214         209,560
   Cost of shares redeemed                                      (354,815)       (198,231)
                                                             ---------------------------
      Increase in net assets from capital share
        transactions                                              11,600         206,944
                                                             ---------------------------
Net increase (decrease) in net assets                           (246,684)        487,995
Net assets:
   Beginning of period                                         1,650,257       1,162,262
                                                             ---------------------------
   End of period                                             $ 1,403,573     $ 1,650,257
                                                             ===========================
Undistributed net investment income included in net
  assets:
   End of period                                             $       636     $     6,286
                                                             ===========================
Change in shares outstanding:
   Shares sold                                                    10,047           9,957
   Shares issued for dividends reinvested                          8,417          11,929
   Shares redeemed                                               (18,185)        (10,102)
                                                             ---------------------------
      Increase in shares outstanding                                 279          11,784
                                                             ===========================


See accompanying notes to financial statements.




USAA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1998


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA Growth Fund (the Fund). The Fund's primary investment objective is long-term growth of capital, with secondary objectives of regular income and conservation of principal. USAA Investment Management Company (the Manager) seeks to achieve the Fund's objectives by investing it's assets primarily in common stocks or securities that are convertible into common stock.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease accumulated undistributed net investment income and increase paid-in-capital by approximately $2,000.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended July 31, 1998.

(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 1998 were $979.1 million and $1,111.5 million, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1998 was $252.9 million and $61.9 million, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 31, 1998 was $160,000.

(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(7) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                        Ten-month
                                                                                      Period Ended
                                             Year Ended July 31,                         July 31,
                               -------------------------------------------------------------------
                                   1998          1997         1996         1995           1994
                               -------------------------------------------------------------------
Net asset value at
   beginning of period         $    23.66    $    20.05   $     19.06    $   17.63     $  19.76
Net investment income                 .01           .24           .33          .26          .19
Net realized and
   unrealized gain                  (1.31)         6.92          1.92         3.95         (.17)
Distributions from net
   investment income                 (.09)         (.34)         (.29)        (.27)        (.16)
Distributions of realized
   capital gains                    (2.23)        (3.21)         (.97)       (2.51)       (1.99)
                               ----------------------------------------------------------------
Net asset value at
   end of period               $    20.04    $    23.66   $     20.05    $   19.06    $   17.63
                               ================================================================
Total return (%) *                  (4.91)        42.48         12.44        26.46          .31
Net assets at end
   of period (000)             $1,403,573    $1,650,257    $1,162,262    $ 922,821    $ 618,685
Ratio of expenses to
   average net assets (%)             .96           .97          1.01         1.04         1.04(a)
Ratio of net investment
   income to average
   net assets (%)                     .04          1.28          1.70         1.63         1.33(a)
Portfolio turnover (%)              68.93         75.41         62.30        69.64       117.80



  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.




DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777